SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            COVENANT TRANSPORT, INC.
                (Name of Registrant as Specified in its Charter)

                The Covenant Transport, Inc. Board of Directors
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:      N/A
   (2)  Aggregate number of securities to which transaction applies:         N/A
   (3)  Price per unit or other underlying value of transaction computed
        pursuant to Exchange Act Rule 0-11:                                  N/A
   (4)  Proposed maximum aggregate value of transaction:                     N/A
   (5)  Total Fee paid:                                                      N/A

[ ] Fee paid previously with preliminary materials.                          N/A
[ ] Check box if  any  part  of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount previously paid:                                              N/A
   (2)  Form, Schedule or Registration Statement No.:                        N/A
   (3)  Filing Party:                                                        N/A
   (4)  Date Filed:                                                          N/A

                            COVENANT TRANSPORT, INC.
                             400 Birmingham Highway
                          Chattanooga, Tennessee 37419


                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000


To Our Stockholders:

         The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Covenant Transport, Inc., a Nevada corporation (the "Company"), will be held at the Company, 400 Birmingham Highway, Chattanooga, Tennessee 37419, at 10:00 a.m., Eastern Time, on Thursday, May 18, 2000, for the following purposes:

     1. To consider and act upon a proposal to elect seven (7) directors of the Company;

     2. To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for 2000;

     3. To consider and act upon a proposal to approve the Company's Outside Director Stock Option Plan; and

     4. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

         The foregoing matters are more fully described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on March 27, 2000, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE
REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

         All Stockholders are cordially invited to attend the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/ David R. Parker
                                            David R. Parker
                                            Chairman of the Board

Chattanooga, Tennessee 37419
April 14, 2000

                            COVENANT TRANSPORT, INC.
                             400 Birmingham Highway
                          Chattanooga, Tennessee 37419


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2000


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Covenant Transport, Inc., a Nevada corporation (the "Company"), to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company, 400 Birmingham Highway, Chattanooga, Tennessee 37419 on Thursday, May 18, 2000, at 10:00 a.m. Eastern Time, and any adjournment thereof. All costs of the solicitation will be borne by the Company. The approximate date of mailing this proxy statement and the enclosed form of proxy is April 14, 2000.

         The enclosed copy of the Company's annual report for the fiscal year ended December 31, 1999, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation material.

                               PROXIES AND VOTING

         Only stockholders of record at the close of business on March 27, 2000 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On March 27, 2000, there were issued and outstanding 12,566,450 shares of Class A Common Stock, par value one cent ($.01), entitled to cast an aggregate 12,566,450 votes on all matters subject to a vote at the Annual Meeting, and 2,350,000 shares of Class B Common Stock, par value one cent ($.01), entitled to cast an aggregate 4,700,000 votes on all matters subject to a vote at the Annual Meeting. The Company has a total of 14,916,450 shares of Common Stock outstanding, entitled to cast an aggregate 17,266,450 votes on all matters subject to a vote at the Annual Meeting. The number of issued and outstanding shares excludes approximately 1,545,100 shares of Class A Common Stock reserved for issuance under the Company's Incentive Stock Plan, the Non-Officer Incentive Stock Plan, and other arrangements. Of the shares reserved, options or other grants covering an aggregate of approximately 974,026 shares have been granted, and on March 20, 2000, approximately 383,026 shares were subject to vested but unexercised options. Holders of unexercised options are not entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

         All proxies that are properly executed and received by the Company prior to the Annual Meeting will be voted in accordance with the choices indicated. Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. If no direction is specified by the Stockholder, the proxy will be voted "For" the proposals as specified in this notice and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, the Stockholders will elect seven directors to serve as the Board of Directors until the 2001 Annual Meeting of the Stockholders of the Company or until their successors are elected and qualified. The Company currently has seven directors: David R. Parker, Michael W. Miller, R.H. Lovin, Jr., William T. Alt, Robert E. Bosworth, Hugh O. Maclellan, Jr., and Mark A. Scudder. In the absence of contrary instructions, each proxy will be voted for the election of the existing directors.

Information Concerning Directors and Executive Officers

         Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's current directors and other executive officers is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Covenant Transport, Inc., a Tennessee corporation. All executive officers are elected annually by the Board of Directors.

         NAME                  AGE            POSITION            DIRECTOR SINCE
---------------------------   -----   --------------------------  --------------
David R. Parker                42     Chairman of the Board,             1985
                                      President, Chief Executive
                                      Officer

Michael W. Miller              42     Executive Vice President,          1995
                                      Chief Operating Officer,
                                      Director

R. H. Lovin, Jr.               48     Vice President -                   1994
                                      Administration, Secretary,
                                      Director

Joey B. Hogan                  38     Treasurer and Chief Financial      NA
                                      Officer

Ronald B. Pope                 55     Senior Vice President -            NA
                                      Sales and Marketing

William T. Alt(1)(2)           63     Director                           1994

Robert E. Bosworth(1)(2)       52     Director                           1998

Hugh O. Maclellan, Jr.(1)(2)   60     Director                           1994

Mark A. Scudder(1)(2)          37     Director                           1994

------------------------------------

(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

         David R. Parker has served as President since founding the Company in 1985 and as Chairman of the Board and Chief Executive Officer since 1994. He has guided the Company's growth from $7.7 million in 1986 to $473 million in 1999. Mr. Parker was elected to the Board of Directors of the Truckload Carriers' Association in 1994.

         Michael W. Miller has served as the Company's Executive Vice President and Chief Operating Officer since 1997. He previously served as the Company's Vice President - Operations from 1993 to 1997 and in various other positions with the Company from 1987 to 1993. Prior to joining the Company, Mr. Miller operated his own cartage company from 1982 to 1986, served as a terminal manager for Interstate Systems from 1979 to 1982, and held the position of traffic manager for Jackson Manufacturing from 1975 to 1979.

         R. H. Lovin, Jr. has served as the Company's Vice President - Administration since May 1994 and Corporate Secretary since August 1995. Mr. Lovin previously served as the Company's Chief Financial Officer from 1986 to 1994. Before joining the Company, Mr. Lovin served as a comptroller/accountant for Perry Smith Company and Olin Chemical Co.

         Joey B. Hogan, the Company's Treasurer and Chief Financial Officer, joined Covenant in those capacities in August 1997. Prior to joining the Company, Mr. Hogan served as Chief Financial Officer of The McKenzie Companies in Cleveland, Tennessee, a group of privately-owned companies, including National Cash Advance and certain investment and real estate concerns. From 1986 to 1996, Mr. Hogan served in various capacities, including three years as Director of Finance, with Chattem, Inc., a publicly-held company, headquartered in Chattanooga, Tennessee, involved in the manufacturing and marketing of over-the-counter pharmaceuticals and toiletries products.

         Ronald B. Pope has served as Covenant's Senior Vice President - Sales and Marketing since 1998 and was the Company's Vice President - Sales and Marketing since 1993, having previously served as Covenant's sales manager for the western region since December 1990. Mr. Pope has over 25 years of sales and marketing experience in the trucking industry.

         William T. Alt has engaged in the private practice of law since 1962 and has served as outside counsel to the Company since 1986.

         Robert E. Bosworth has served as a director of the Company since 1998. He is a business and management consultant to various corporations in the Chattanooga area. Prior to February 1998, Mr. Bosworth served for more than five years as Executive Vice President and Chief Financial Officer of Chattem, Inc., a publicly-held company, headquartered in Chattanooga, Tennessee, involved in the manufacturing and marketing of over-the-counter pharmaceuticals and toiletries products. Mr. Bosworth is a director of Chattem, Inc.

         Hugh O. Maclellan, Jr. is President of the Maclellan Foundation, Inc. and serves on the Boards of UnumProvident Insurance Company and SunTrust Bank, Chattanooga, N.A.

         Mark A. Scudder has been an attorney for more than six years with Scudder Law Firm, P.C., Lincoln, Nebraska, the Company's outside corporate and securities counsel. Mr. Scudder is a director of UMB Bank Nebraska, N.A., a national bank subsidiary of UMB Financial Corporation, a publicly-traded bank holding company. Mr. Scudder is also a director of Knight Transportation, Inc., a truckload carrier with common stock traded on the Nasdaq National Market. Another principal of Scudder Law Firm, P.C. serves as a director of Swift Transportation Co., Inc., a nationwide truckload carrier with common stock traded on the Nasdaq National Market.

Meetings and Compensation

         Board of Directors. The Board of Directors of the Company held four regularly scheduled meetings and three special meetings during the fiscal year ended December 31, 1999. Each of the directors attended all meetings held by committees of the Board on which they served and, except for one meeting at which Mr. Bosworth did not attend but consented to the actions taken at such Board meeting, each of the directors attended all meetings of the Board of Directors. Directors who are not employees of the Company received an annual retainer of $10,000 plus $1,000 per Board of Directors meeting attended in person, $500 per Board of Directors meeting attended by telephone, and reimbursement of expenses incurred in attending such Board meetings. Compensation for each of the non-employee directors in 1999 was $16,500 for each of Messrs. Alt, Maclellan, and Mr. Bosworth, and $15,500 for Mr. Scudder. In May 1999, the Board of Directors granted each non-employee director an option to purchase 2,500 shares of the Company's Class A Common Stock at $13.00 per share, the fair market value on the date of the grant. The options immediately vested and must be exercised within ten (10) years of the date of the grant. The option grant was in lieu of an increase in cash compensation.

         Compensation Committee. The Compensation Committee of the Board of Directors met twice during 1999. This committee reviews all aspects of compensation of the Company's executive officers and makes recommendations on such matters to the full Board of Directors. The Compensation Committee Report on Executive Compensation for 1999 is set forth below. See "Compensation Committee Report on Executive Compensation."

         Audit Committee. The Audit Committee met twice during 1999. The Audit Committee makes recommendations to the Board concerning the selection of outside auditors, reviews the Company's financial statements, reviews and discusses audit plans, audit work, internal controls, and the report and recommendations of the Company's independent auditors, and considers such other matters in relation to the external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. The Audit Committee also reviewed the Company's progress toward Year 2000 compliance.

         Nominating Committee. The Board does not maintain a standing nominating committee or other committee performing similar functions.

         Compensation Committee Interlocks and Insider Participation. Messrs. Alt, Bosworth, Maclellan, and Scudder served as the Compensation Committee in 1999. None of such individuals has been an officer or employee of the Company. Mr. Scudder's law firm serves as the Company's corporate and securities counsel and earned approximately $267,500 in fees for legal services during 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1999, the Company engaged in several transactions with Clyde M. Fuller, a holder of approximately 10.7% of the Company's outstanding Common Stock. He is the stepfather of David R. Parker and is employed by the Company at a nominal salary. The terms of all transactions were negotiated by Mr. Fuller and Mr. Parker. Tenn-Ga Truck Sales, Inc., a corporation wholly owned by Mr. Fuller, purchased used tractors from the Company for approximately $4.4 million during 1999. The price was the same offer the Company had received from the equipment manufacturer and the Company believes it represents fair market value. In December 1999, the Company purchased approximately 105 acres of land adjacent to its headquarters facilities from Mr. Fuller for $890,000. The purchase price was the same price Mr. Fuller had paid for the land in 1995, plus 6.5% interest on the original purchase price since the date of purchase.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation paid to the chief executive officer and the four other named executive officers of the Company (the "Named Officers"), for services in all capacities to the Company for the fiscal years ended December 31, 1999, 1998, and 1997.

                           Summary Compensation Table
                                                                                      Long Term Compensation
                                                                            ------------------------------------
                                           Annual Compensation                        Awards             Payouts
                                 -----------------------------------------  ------------------------     -------
                                                                                          Securities
                                                                            Restricted    Underlying
 Name and Principal                                         Other Annual      Stock         Options      LTIP         All Other
     Position            Year     Salary      Bonus(1)     Compensation(2)   Award(s)       (#)(1)       Payouts    Compensation(3)
---------------------    ----    --------     -------      ---------------  ----------    ----------     -------    ---------------

David R. Parker           1999    $496,875     $216,176          -                -          17,206        -            $9,376
Chairman, President,      1998    $487,500     $172,813          -                -          18,250        -            $8,828
and Chief Executive       1997    $487,500     $140,000          -                -            -           -            $8,217
Officer

Michael W. Miller         1999    $226,912      $98,938          -                -          13,298        -               -
Executive Vice            1998    $179,210      $86,000          -                -          10,000        -               -
President and Chief       1997    $142,716      $50,000          -                -            -           -               -
Operating Officer

Ronald B. Pope            1999    $124,016      $54,656          -                -           9,322        -               -
Senior Vice President-    1998    $108,323      $39,926          -                -          10,000        -               -
Sales/Marketing           1997     $97,600      $34,097          -                -            -           -               -

R. H. Lovin, Jr.          1999    $106,732      $47,336          -                -           9,078        -               -
Vice President-           1998    $102,891      $39,414          -                -           7,500        -               -
Administration            1997     $95,573      $15,000          -                -            -           -               -

Joey B. Hogan             1999    $155,770      $68,157          -                -          12,272        -               -
Chief Financial Officer   1998    $136,732      $56,250          -                -          10,000        -               -
and Treasurer             1997     $46,040      $34,097          -                -          25,000        -               -

------------------------------------

(1) Reflects cash portion of bonus earned by the Named Officer during the fiscal year covered. In 1999, the cash portion is equal to 75% of the bonus earned under the Named Officers' bonus program. In accordance with the program, the remaining 25% was paid through issuance of immediately exercisable stock options at the rate of an option on 100 shares for each $1,000 of bonus payment foregone. For 1999, the Named Officers received options under the bonus program, with no market value at February 29, 2000 (the date of the grant), to purchase the following number of shares of Class A Common Stock: David Parker - 7,206; Michael Miller - 3,298; Joey Hogan - 2,272; Ronald Pope - 1,822; and R.H. Lovin, Jr. - 1,578.
(2) Other annual compensation did not exceed 10% of any Named Officer's total salary for any reported year.
(3) Reportable portion of premiums paid on split-dollar life insurance policies.

         The following table lists options or SARs granted to the Named Officers during the fiscal year ended December 31, 1999.

                                           Option/SAR Grants in Last Fiscal Year
                                                                                                  Potential realizable
                                                                                                     value at assumed
                                                                                                   annual rates of stock
                                                                                                  price appreciation for
                                      Individual Grants                                                option term
----------------------------------------------------------------------------------------------    ----------------------
                         Number of
                        securities          Percent of total          Exercise
                        underlying        options/SARs granted         or base
                         options         to employees in fiscal        price        Expiration
         Name           granted (#)             year                   ($/Sh)          Date          5% ($)      10% ($)
-------------------     -----------      ----------------------       --------      ----------       ------      -------

David R. Parker          10,000                5.2%                   13.00         May 20,          81,800      207,200
                                                                                     2009

Michael W. Miller        10,000                5.2%                   13.00         May 20,          81,800      207,200
                                                                                     2009

Ronald B. Pope            7,500                3.9%                   13.00         May 20,          61,350      155,400
                                                                                     2009

R.H. Lovin, Jr.           7,500                3.9%                   13.00         May 20,          61,350      155,400
                                                                                     2009

Joey B. Hogan            10,000                5.2%                   13.00         May 20,          81,800      207,200
                                                                                     2009


    The following table demonstrates that no options under the Plan were exercised during the fiscal year ended December 31, 1999, by the Named Officers.

                            Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                Number of Securities
                                                               Underlying Unexercised                  Value of Unexercised
                              Shares                                 Options                              In-the-Money
                             Acquired                           at Fiscal Year End                   Options at Fiscal Year
                                on           Value                      (#)                                 End(1)($)
                             Exercise      Realized        --------------------------------       --------------------------------
          Name                 (#)            ($)          Exercisable        Unexercisable       Exercisable        Unexercisable
-----------------------      --------      --------        -----------        -------------       -----------        -------------

David R. Parker                -0-            -0-            83,900             78,100             168,719            217,063

Michael W. Miller              -0-            -0-            41,000             28,000              59,125            102,500

Ronald B. Pope                 -0-            -0-            18,000             19,500              30,000             80,313

R. H. Lovin, Jr.               -0-            -0-            34,500             19,500              45,375             74,063

Joey B. Hogan                  -0-            -0-            12,000             33,000              10,000             83,750

------------------------------------

(1) Based on the $17.375 closing price of the Company's Class A Common Stock on December 31, 1999.

    The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

Employment Agreements

         The Company currently does not have any employment, severance, or change-in-control agreements with any of its executive officers. However, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under the Plan may be entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable. The Board of Directors has the authority to extend similar rights to holders of additional awards under the Plan.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors prepared the following report on executive compensation.

         The approach to determining executive compensation consists of three elements: base salary, annual stock option grants, and an annual bonus. For 1999, the Chief Executive Officer participated in the same program as the other executive officers and was evaluated on the same basis as the other executive officers. The Compensation Committee believes that the annual bonus program directly links corporate performance to executive compensation. The Compensation Committee also believes that the annual stock option grants and the stock-based component of the annual bonus indirectly link executive compensation to corporate performance to the extent corporate performance is reflected in the Company's stock price.

         The Compensation Committee has reviewed the base salaries of its executive officers and believes such salaries are nearly comparable to those earned by similarly-situated executives. Under the executive compensation program, increases in base salaries are intended to slow after executives reach target salaries identified by the Compensation Committee. The Compensation Committee may adjust the targets as executives assume additional responsibilities. In 1999, the Company made substantial progress in moving Mr. Miller and Mr. Hogan toward their target salaries. Mr. Parker's salary has essentially remained the same since the Company's initial public offering in 1994.

         The annual stock option element of the compensation program provides that each executive will be granted an annual stock option to purchase up to 10,000 shares of the Company's Class A Common Stock at the market price on the date of the annual meeting under the Company's incentive stock plan for key employees. The stock options granted to date vest 20% on the first through fifth anniversaries of each grant. The Compensation Committee believes that a multi-year granting and vesting schedule will encourage the executives to remain with the Company.

         The annual bonus element of the compensation program permits the executives to earn a percentage of their salary based upon the achievement of individual and corporate goals for that year. For senior management, 60% to 75% of the bonus is based upon attaining or exceeding the earnings per share target established at the beginning of the year. The remainder of the bonus is based upon achieving certain individual goals that are established at the beginning of each year. For 1999, the Chief Executive Officer's bonus was based 75% on attaining or exceeding the earnings per share target and 25% on the attainment of individual goals. The Board of Directors establishes the goals for the Chief Executive Officer, and the Chief Executive Officer establishes the goals for the rest of the executives.

         The initial bonus amounts for the executives are adjusted up or down based upon the Company's ranking among its peer group of companies in the following performance measures: revenue growth, earnings per share growth, pretax margin, EBITDA margin, and return on average equity. The peer group identified by the Compensation Committee consists of Swift Transportation, Werner Enterprises, M.S. Carriers, U.S. Xpress Enterprises, and Transport Corp. of America. The annual bonus for senior management is limited to 75% of the executive's base salary. The Company must achieve its earnings per share goal for any individual bonus to be paid. There is an exception for individual goal bonuses to be paid if the Company achieves at least a threshold percentage of the earnings per share goal and ranks first or second in its peer group.

         The executives currently must accept at least 25% of their annual bonus in the form of stock-based compensation and may choose to receive up to 100% of the bonus in the form of stock-based compensation. For 1999, the stock-based compensation consisted of immediately vested stock options exercisable at market value on the grant date. The options were valued at 100 shares per $1,000 of cash bonus compensation foregone by the executive. The Compensation Committee may recommend other forms of stock-based compensation in future years. The Compensation Committee believes that this bonus program provides incentives to grow earnings per share, achieve individual goals, and perform at or above the level of peer companies. For 1999, the Company was ranked second of six by the Compensation Committee among its peer group in the designated performance measures, the earnings per share target was exceeded, and each of the Named Officer executives met at least 75% of his established personal goals.

                                            Compensation Committee

                                            William T. Alt
                                            Robert E. Bosworth
                                            Hugh O. Maclellan, Jr.
                                            Mark A. Scudder

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

         The following table sets forth, as of March 20, 2000, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and Named Officer of the Company, and by all directors and executive officers of the Company as a group.

                     SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

                                                              Amount &
                                                             Nature of
                                                             Beneficial
    Title of Class     Name of Beneficial Owner(1)          Ownership(2)            Percent of Class
    --------------     ---------------------------          ------------            ----------------

                                                                                     33.04% of Class A
      Class A &        David R. Parker &                                            100.0% of Class B
    Class B Common     Jacqueline F. Parker                 6,501,794(3)             43.59% of Total


    Class A Common     Michael W. Miller                       48,147                      *

    Class A Common     R. H. Lovin, Jr.                        37,754                      *

    Class A Common     Joey B. Hogan                           17,472                      *

    Class A Common     Ronald B. Pope                          22,032                      *

    Class A Common     William T. Alt
                       300 Forest Avenue
                       Chattanooga, TN  37405                   3,500                      *

    Class A Common     Hugh O. Maclellan, Jr.
                       501 Provident Building
                       Chattanooga, TN  37402                  19,700                      *

    Class A Common     Mark A. Scudder(4)                       8,150                      *

    Class A Common     Robert E. Bosworth(5)
                       174 Meadow Pond Run
                       Lookout Mountain, GA  30750             19,200                      *

                                                                                     12.79% of Class A
    Class A Common     Clyde M. Fuller(6)                   1,607,500                10.78% of Total

                                                                                     7.91% of Class A
    Class A Common     Dimensional Fund Advisors Inc.(7)      994,000                6.66% of Total

      Class A &
       Class B         All directors and executive officers
        Common          as a group (9 persons)              6,677,749                44.77% of Total


---------------------
*        Less than one percent (1%).
(1) The business address of Mr. and Mrs. Parker, Mr. Lovin, Mr. Hogan, Mr. Pope, Mr. Miller, and Mr. Fuller is 400 Birmingham Highway, Chattanooga, TN 37419.
(2) In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares of Class A Common Stock beneficially owned includes the following shares underlying stock options that are exercisable or will become exercisable within 60 days following March 20, 2000: Mr. Parker - 91,106; Mr. Miller - 44,298; Mr. Lovin - 36,078; Mr. Pope - 19,822; Mr. Hogan - 14,272; Mr. Alt - 3,500;
         Mr. Maclellan - 3,500; Mr. Scudder - 3,500; and Mr. Bosworth - 3,500. The beneficial ownership also includes the following shares held by the Named Officer in the Company's 401(k) Plan: Mr. Parker - 5,688; Mr. Miller - 3,849; Mr. Lovin - 1,676; Mr. Hogan 1,950; and Mr. Pope - 2,110.
(3) Includes 4,055,000 shares of Class A Common Stock and 2,350,000 shares of Class B Common Stock, of which are all owned by Mr. and Mrs. Parker as Joint Tenants with Rights of Survivorship, except 200,000 shares of Class A Common Stock owned by the Parker Family Limited Partnership, of which Mr. and Mrs. Parker are general partners. Also includes 91,106 shares of Class A Common Stock underlying stock options granted to Mr. Parker that are exercisable or will become exercisable within 60 days following March 20, 2000, and 5,688 shares held by Mr. Parker in the Company's 401(k) Plan.
(4) Mr. Scudder's business address is 411 S. 13th Street, Suite 200, Lincoln, NE 68508. His holdings include 200 shares of Class A Common Stock held as custodian for minor child under the Uniform Gifts to Minors Act, as to which beneficial ownership is disclaimed. Also includes 3,500 shares of Class A Common Stock underlying stock options granted to Mr. Scudder that are exercisable or will become exercisable within 60 days of March 20, 2000.
(5) Mr. Bosworth's holdings include 12,700 shares of Class A Common Stock held by Hamico, Inc., a charitable foundation for which Mr. Bosworth serves as director and executive officer. Mr. Bosworth disclaims beneficial ownership of all such shares held by Hamico, Inc. Also includes 3,500 shares of Class A Common Stock underlying stock options granted to Mr. Bosworth that are exercisable or will become exercisable within 60 days of March 20, 2000.
(6) Includes 1,575,000 shares of Class A Common Stock and 32,500 shares of Class A Common Stock underlying exercisable stock options.
(7) As reported on Form 13G filed with the SEC February 3, 2000. The business address of Dimensional Fund Advisors Inc., a Delaware corporation, is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

                             STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                 PERFORMANCE GRAPH FOR COVENANT TRANSPORT, INC.

         The following graph compares the cumulative total stockholder return of the Company's Class A Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking &
Transportation  Stocks  commencing  December 30, 1994,  and ending  December 31,
1999.

                             GRAPH WAS CENTERED HERE
                                 IN PRINTED FORM

                                                    Legend

Symbol         CRSP Total Returns Index for:            12/1994  12/1995  12/1996  12/1997  12/1998  12/1999
------         -----------------------------            -------  -------  -------  -------  -------  -------

----------- #  Covenant Transport, Inc.                 100.0     61.5     73.7     78.2      91.7     89.1
---  -  --- *  Nasdaq Stock Market (US Companies)       100.0    141.3    173.9    213.1     300.2    542.4
- - - - - - ^  Nasdaq Trucking & Transportation Stocks  100.0    116.7    128.8    164.8     148.3    158.4
               SIC 3700-3799, 4200-4299, 4400-4599,
               4700-4799 US & Foreign

Notes:      A. The lines represent monthly index levels  derived from compounded daily returns that include all dividends.
            B. The indexes are reweighted daily, using the market capitalization on the pervious trading day.
            C. If  the  monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
            D. The index level for all series was set to $100.00 on 12/30/1994.


The stock performance graph assumes $100 was invested on December 30, 1994. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign. The Company will provide the names of all companies in such index upon request.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that its officers, directors, and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year, except that Mr. Lovin failed to file a Form 4 with respect to an intra-plan transfer in the Company's 401(k) Plan in October 1998, which transaction was reported on a Form 4 filed for the month of May 1999.

                                   PROPOSAL 2
                    RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP as independent public accountants for the Company for the 2000 fiscal year. PricewaterhouseCoopers LLP has served as independent public accountants for the Company since 1992. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                                   PROPOSAL 3
                 APPROVAL OF OUTSIDE DIRECTOR STOCK OPTION PLAN

         At the Annual Meeting, the Stockholders will be requested to approve the Covenant Transport, Inc. Outside Director Stock Option Plan (the "Outside Director Plan"). The purpose of the Outside Director Plan is to attract and retain the best available individuals to serve as non-employee members of the Company's Board of Directors, to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and stockholders generally. A copy of the Outside Director Plan is attached as Appendix A to this Proxy Statement.

Description of Plan

         If the Stockholders approve Proposal 3, 50,000 shares of Class A Common Stock will be reserved for issuance under the Outside Director Plan. The Outside Director Plan provides that, commencing with the Annual Meeting of Stockholders for the year 2000, and at each annual meeting of Stockholders thereafter, the Board of Directors shall grant to each non-employee director who was elected at such meeting an option to purchase 2,500 shares of the Company's Class A Common Stock, or such other number of shares of the Company's Class A Common Stock as the Board of Directors in its discretion shall deem appropriate. The Company cannot now determine the number of options to be granted in the future under the Outside Director Plan to all current directors who are not executive officers as a group or to each nominee for election as a director who is a non-employee of the Company. In the fiscal year ended December 31, 1999, options to purchase 2,500 shares of the Company's Class A Common Stock were granted to each of the four non-employee directors. Such options were not issued under the Outside Director Plan.

         The term of each option granted under the Outside Director Plan shall be ten (10) years from its grant date. Options will be immediately vested upon their grant date. Except as stated in the following sentence, Options may be exercised during their term (i) beginning on the date six months after the grant date, and (ii) after such date only while the option holder is a director of the Company and for a period of 12 months thereafter. In the event of certain corporate events involving a sale or change in control, the options become immediately exercisable. During the option holder's lifetime, an option is exercisable only by the option holder, the option holder's guardian or legal representative, or any permitted transferee. Options are not transferable other than by will, under the laws of descent and distribution, pursuant to a qualified domestic relations order, or with the consent of the Board of Directors.

         The exercise price for any option granted under the Outside Director Plan shall be the closing price of the Company's Class A Common Stock on the date of the annual meeting of Stockholders on which the option was granted. At the date of exercise, the option holder may pay the full exercise price in cash, or, in lieu of paying the full exercise price in cash, may make payment, in whole or in part, in shares of the Company's Class A Common Stock already owned, or through the surrender of options that are then exercisable. Upon exercise of an option, the number of shares subject to the option and the number of shares available under the Outside Director Plan for future option grants are reduced by the number of shares with respect to which the option is exercised. The fair market value of the Company's Class A Common Stock on March 20, 2000, was $14.625. Subject to any required action by the Stockholders, the number of shares covered by each outstanding option, and the number of shares that have been authorized for issuance but as to which no options have yet been granted or which have been returned to the Outside Director Plan upon cancellation or expiration of an option, as well as the price per share covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination, or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final. Except as expressly provided by the Outside Director Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option.

         The Outside Director Plan shall become effective upon approval by the Stockholders. No option may be granted after the expiration of 10 years from the effective date of the Outside Director Plan. However, the Outside Director Plan shall remain in effect until outstanding options have been exercised, have expired, or have otherwise been terminated.

         The Board of Directors may, without further action by the Company's Stockholders and without receiving further consideration from any option holder, amend the Outside Director Plan or condition or modify awards under the Outside Director Plan. However, without the approval of the Company's Stockholders, the Board of Directors may not (i) increase the maximum number of shares that may be issued under the Outside Director Plan, (ii) extend the period during which any option may be granted or exercised, or (iii) extend the term of the Outside Director Plan.

Federal Income Tax Consequences

         The federal income tax consequences of a director's participation in the Outside Director Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Outside Director Plan.

         Options granted under the Outside Director Plan are nonqualified stock options. Nonqualified stock options granted under the Outside Director Plan do not qualify as incentive stock options and will not qualify for any special tax benefits to the option holder. An option holder generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the option holder will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

        The option holder's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the option holder's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long- term capital gain or loss if the shares have been held for more than one year at their disposition.

         In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an option holder is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO APPROVE THE OUTSIDE DIRECTOR STOCK OPTION PLAN.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2001 Annual Meeting of the Stockholders of the Company must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before December 15, 2000, to be included in the Company's proxy material related to that meeting.

                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                            Covenant Transport, Inc.

                                            /s/ David R. Parker
                                            David R. Parker
                                            Chairman of the Board

April 14, 2000

                                   Appendix A
                            COVENANT TRANSPORT, INC.
                       OUTSIDE DIRECTOR STOCK OPTION PLAN

         1. Purpose. The purpose of the Covenant Transport, Inc. Outside Director Stock Option Plan is to attract and retain qualified individuals to serve as non-employee members of the Board of Directors of Covenant Transport, Inc., to reward such directors for their contributions to the Company, and to maximize the identity of interest between such directors and stockholders generally.

         2. Definitions. As used herein, the following definitions shall apply:

               a.      "Board" shall mean the Board of Directors of the Company.

               b. "Company" shall mean Covenant Transport, Inc., a Nevada corporation.

               c. "Exercise Price" shall mean, with respect to Shares of Optioned Stock, the Fair Market Value on the Grant Date of such Optioned Stock.

               d.      "Fair Market Value" shall mean:

                       (i) If, on the date in question, the Stock is  not listed
               or admitted to trading on a stock exchange or The Nasdaq Stock Market, the mean between the lowest reported bid price and the highest reported asked price of the Stock in the over-the-counter market on such date, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of the Stock in such market; or

                       (ii) If, on the date in question, the Stock is listed  or
               admitted to trading on any stock exchange or The Nasdaq Stock Market, the closing price of the Stock on such date on the principal exchange or The Nasdaq Stock Market on which the Stock is then listed or admitted to trading.

               If no reported quotation or sale of Stock takes place on the date in question, the last reported closing, asked price, or sales price of the Stock prior to such date shall be determinative.

               e. "Grant Date" shall mean, with respect to a particular Option, the date that Option is awarded.

               f. "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

               g. "Optioned Stock" shall mean the Stock subject to an Option.

               h. "Optionee" shall mean a non-employee director of the Company who has been granted an Option.

               i.      "Plan"  shall  mean  this  Outside  Director Stock Option
         Plan.

               j.      "Share" shall mean one share of the Stock.

               k. "Stock" shall mean the Class A Common Stock of the Company described in the Articles of Incorporation of the Company.

               l. "Stock Option Agreement" shall mean the written agreement evidencing the grant of an Option.

               m. "Surrender Value" shall mean, with respect to any Option surrendered in payment of the Exercise Price of another Option, the difference between the Fair Market Value of Stock on the date such Option is surrendered and the Exercise Price of the surrendered Option.

               n. "Trading Day" shall mean a day on which the Fair Market Value of the Stock can be determined.

         3 . Stock Subject to the Plan. Subject to increases and adjustments pursuant to Section 9 of the Plan, fifty thousand (50,000) Shares shall be reserved and available for distribution under the Plan. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unexercised Shares covered by the Option shall, unless the Plan shall have terminated, be available for future grants of Options.

         4.    Option   Grants. Commencing   with  the  annual  meeting  of  the
stockholders of the Company for the year 2000, and at each annual meeting thereafter, the Board shall grant to each non-employee director who is elected at such annual meeting of the stockholders an Option to purchase two thousand five hundred (2,500) Shares, or such other number of Shares as the Board in its discretion shall deem appropriate.

         5. Agreements. Options shall be evidenced by Stock Option Agreements substantially in the form attached and not inconsistent with this Plan.

         6. Board Approval and Effective Dates. This Plan shall become effective upon approval by the stockholders of the Company. No Option may be granted after the expiration of ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Options shall remain in effect until such options shall have been exercised, shall have expired, or shall otherwise be terminated.

         7.    Exercise and Term of Options.

               a. The term of each Option shall be ten (10) years from its Grant Date. Each Option shall vest one hundred percent (100%) on its Grant Date. Subject to Section 10 hereof, the Option may be exercised during the term of the Option (i) beginning on the date six months after the Grant Date, and (ii) after such date only while the option holder is a director of the Company and for a period of twelve (12) months thereafter. No fractional Shares will be issued upon exercise of the Option and, if the exercise results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the Fair Market Value of the Shares on the date of exercise. An Option shall be deemed to be exercised upon receipt by the Company from the Optionee of written notice of exercise, accompanied by full payment for the Shares subject to such exercise.

               b. To the extent permitted by law, and consistent with Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to its authority under the Securities Exchange Act of 1934 as amended (the "Securities Exchange Act"), an Optionee, in lieu of paying the Exercise Price in full in cash, may make payment, in whole or in part, in Stock already owned by the Optionee, or through the surrender of Options that are then exercisable. To the extent Stock is used in payment of the Exercise Price, such Stock shall be valued at its Fair Market Value on the date of exercise. To the extent the payment of the Exercise Price is made through the surrender of Options, such Options shall be valued at their Surrender Value.

               c. As soon as practicable after receipt of full payment, the Company shall deliver to the Optionee a certificate or certificates representing the acquired Shares.

               d. Options may be exercised either for the total number of Shares to which the Option relates or to such portion or portions thereof as the Optionee shall determine. Options may be exercised without regard to the sequence in which such Options were granted.

         8. Non-Tranferability. No award, or agreement, or interest therein under this Plan is transferable by the Optionee other than by will, under the laws of descent and distribution, pursuant to a qualified domestic relations order, or with the consent of the Board. All awards are exercisable during the Optionee's lifetime only by the Optionee, the Optionee's guardian or legal representative, or any permitted transferee.

         9. Adjustment for Certain Corporate Events. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

         10. Acceleration Upon Certain Changes. In the event of a proposed merger, consolidation, recapitalization, reclassification, extraordinary dividend, sale of stock or substantially all of the assets, tender offer, change in control, other business combination, dissolution, or liquidation of the Company, all Options shall become exercisable on the date sixty (60) days prior to the proposed effective date of such event. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option (if not exercised) shall be assumed or an equivalent Option shall be substituted by such successor corporation (or its publicly traded parent if such corporation is not publicly traded).

         11. Tax Withholding. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Shares under the Plan after giving the person entitled to receive such Shares notice as far in advance as practical, and the Company may defer making delivery of such Shares if any such tax may be pending unless and until indemnified to its satisfaction.

         12.   Amendment of the Plan.

               a. The Board may, without further action by the stockholders and without receiving further consideration from the Optionee, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations, or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange or market system rules or requirements.

               b. The Board may at any time and from time to time terminate, modify, or amend the Plan in any respect, except that without stockholder approval the Board may not (i) increase the maximum number of Shares that may be issued under the Plan, (ii) extend the period during which any Option may be granted or exercised, or (iii) extend the term of the Plan. The termination, modification, or amendment of the Plan, except as provided in Subsection (a) hereto, shall not, without the consent of an Optionee, affect his rights under an award previously granted to him.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market system upon which the Shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required or advisable. If the Board finds it desirable because of legal or regulatory requirements to reduce the period during which Options may be exercised, the Board may, in its sole discretion and without the Optionee's consent, so reduce such period on not less than fifteen (15) days' written notice to the Optionee. Inability of the Company to obtain authority from a regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Restrictions on Exercise. To the extent required to comply with Rule 16 b-3, no Optionee receiving an Option under this Plan may dispose of such Option, or its underlying Stock, prior to the expiration of six (6) months from such Option's Grant Date.

         15. Legend on Stock Certificates. Unless Stock issued under the Plan has been previously registered, issued Stock shall bear the following or similar legend:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "1933 Act") or under the securities laws of any state and may not be transferred, assigned, sold, or hypothecated unless a registration statement under the 1933 Act and the applicable state laws shall be in effect with respect thereto or an opinion of counsel satisfactory to the Corporation shall be received to the effect that registration under the 1933 Act and applicable state securities laws is not required."

         16. Termination of Option. If an Optionee ceases to be a member of the Board, then the Option shall terminate on the date twelve (12) months after the date the Optionee ceases to be a member of the Board.

         17.   Miscellaneous Provisions.

               a. Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

               b. Construction of Plan. The validity, construction, interpretation, administration, and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined by the Board in accordance with the laws of the State of Nevada.

               c. Gender. The masculine gender has been used throughout this Plan for convenience, but may be read as the feminine gender or the neuter gender as appropriate.

                                     FORM OF
                            COVENANT TRANSPORT, INC.
                     OUTSIDE DIRECTOR STOCK OPTION AGREEMENT

         BY THIS OUTSIDE DIRECTOR STOCK OPTION AGREEMENT (the "Agreement"), COVENANT TRANSPORT, INC., a Nevada corporation (the "Company"), and the undersigned, a non-employee director of the Company (the "Optionee"), desire to establish the terms and conditions upon which the Company is willing to grant the Optionee, and upon which the Optionee is willing to accept from the Company, an Option to purchase shares of the Company's Class A Common Stock from the Company, pursuant to the terms and conditions of the Company's Outside Director Stock Option Plan (the "Plan"). The Company and the Optionee hereby agree as follows:

         1. The Plan. All the terms, conditions, and definitions of the Plan are hereby incorporated by reference into this Agreement, as if fully set forth herein.

         2.    Terms of Grant.

               a.      Exercise Price: $__________________________.

               b. Number of Shares Subject to Option: _______ Shares of the Company's Class A Common Stock.

               c.      Grant Date:________________________________.


DATED:____________________

                                            COVEVANT TRANSPORT, INC.,
                                            a Nevada corporation

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________

                                            OPTIONEE
                                            _________________________________
                                            (Signature)

                                            _________________________________
                                            (Print Name)